U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                     FORM 8-K

                                   CURRENT REPORT

                        Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 26, 2002

                           VOICE MOBILITY INTERNATIONAL, INC.
--------------------------------------------------------------------------------
                      (Name of Small Business Issuer in its Charter)


           NEVADA                                33-0777819
-------------------------------          ---------------------------------------
(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)




180-13777 Commerce Parkway, Richmond, British Columbia, Canada      V6V 2X3
--------------------------------------------------------------------------------
        (Address of Principal Executive Offices)                   (Zip Code)

                                     (604) 482-0000
--------------------------------------------------------------------------------
                                (Issuer's Telephone Number)

Item 5. Other Events

     On August 2, 2002, Voice Mobility International, Inc. announces it has completed a series of private placements for Cdn.$800,000 and has completed a debt financing of Cdn.$650,000.

     Exhibit No            Exhibits
     ----------            --------

         99.1         News release of Voice Mobility International, Inc.
                      Dated August 2, 2002.

                                       SIGNATURES
                                       ----------

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                VOICE MOBILITY INTERNATIONAL, INC.


Date: August 2, 2002            by: /s/James Hutton
                                   --------------------------
                                   James Hutton
                                   President and Director

Exhibit 99.1

                                     EX-99.1
                                   News Release

Voice
   Mobility


                  VOICE MOBILITY FINALIZES CDN$ 1.45 MILLION FINANCING

VANCOUVER, BC, CANADA - August 2, 2002 - Voice Mobility International, Inc. (TSE: VMY, OTCBB: VMII and FWB: VMY), developer and provider of carrier-grade enhanced messaging solutions wishes to announce it has completed a series of private placements for Cdn $800,000 and has completed a debt financing of Cdn $650,000.

On July 31, 2002, the Company issued 755,333 units, at Cdn $0.30 per unit for gross proceeds of Cdn $226,600. Each unit consisting of one share of common stock and one half of one non-transferable warrant, entitling the holder to one common share, exercisable at Cdn $0.45 at any time up to July 31, 2003. The Company also issued 70,333 common shares to a third party as a finder's fee.

On July 31, 2002, the Company issued 1,400,000 units, at US $0.195 per unit for gross proceeds of US $273,000. Each unit consisting of one share of common stock and one half of one non-transferable warrant, entitling the holder, upon 61 days notice to one common share, exercisable at US $0.30 at any time up to July 31, 2003.

On July 26, 2002, the Company issued 500,000 units, at Cdn $0.18 per unit for gross proceeds of US $90,000. Each unit consisting of one share of common stock and one non-transferable warrant, entitling the holder to one common share, exercisable at US $0.25 at any time up to July 26, 2005.

"Voice Mobility is extremely pleased with the interest and acceptance of our business model from the investment community. The company will use these funds to support our strategy to be a leading solution provider for voicemail replacement and enhanced messaging solutions to the carrier market, " said Randy Buchamer, Voice Mobility Chairman and CEO.


About Voice Mobility
--------------------

Voice Mobility markets and develops next generation messaging solutions that provide all of the enhanced features and functionality of unified communications while ensuring integration with and replacement of existing voice messaging systems. Voice Mobility markets its software suite to telephone companies and service providers in mature markets and new, growth markets.

Voice Mobility's enhanced messaging solution offers a lower cost of system ownership (ability for carriers and service providers to cease spending capital on legacy equipment), seamless migration of paying customers from first generation systems to second generation technology, new revenue streams through the incremental marketing of enhanced features, and competitive differentiation.

For Voice Mobility customers this means increased share of existing customer's wallet, increased customer loyalty and the ability to attract new customers with incremental services. For more information about Voice Mobility visit www.voicemobility.com.
----------------------



For more information contact:

Voice Mobility International Inc.
Randy Buchamer
Chairman and Chief Executive Officer
604-482-0000
investors@voicemobility.com
---------------------------


FORWARD-LOOKING (SAFE HARBOR) STATEMENT

Statements in this press release that relate to future results, strategies and events are based on the company's current expectations. All statements other than statements of historical fact are statements that could be deemed forward-looking statements. These statements involve risks and uncertainties that could cause actual results to differ materially from these forward-looking statements. Factors which could cause actual results to differ materially include, but are not limited to, future sales, product demand, growth of the unified messaging industry, competition, exchange rate fluctuations, the effect of economic conditions and technological difficulties and other risks detailed in Voice Mobility's filings with the U.S. Securities and Exchange Commission. The Company assumes no obligation to update the information in this press release.